Exhibit (10)(a)


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 4 to Registration Statement No. 333-61698 of Allstate Life of New York Separate Account A of Allstate Life Insurance Company of New York on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York, and our report dated March 8, 2002 relating to the financial statements of Allstate Life Insurance Company of New York Separate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life Insurance Company of New York Separate Account A), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.




/s/ Deloitte & Touche LLP
Chicago, Illinois
October 30, 2002


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Exhibit (10)(b)






                                   CONSENT OF
                                 FOLEY & LARDNER




     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 4 to the Form N-4 Registration Statement of Allstate Life of New York Separate Account A (File No. 333-61698).



                                                /s/           Foley & Lardner
                                                              FOLEY & LARDNER

Washington, D.C.
October 30, 2002